UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-08683

TANAKA Funds, Inc.

 (Exact name of registrant as specified in charter)

369 Lexington Avenue, 20th Floor, New York, NY 10017

 (Address of principal executive offices)             (Zip code)

Greg Getts

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights Ohio 44147

(Name and address of agent for service)

Registrant's telephone number, including area code:  877-482-6252

Date of fiscal year end:   November 30

Date of reporting period:  May 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant  is required to disclose the  information  specified by Form N-CSR, and the  Commission  will make this  information  public.  A  registrant  is not required to respond to the  collection  of  information  contained in Form N-CSR unless the Form  displays a  currently  valid  Office of  Management  and Budget ("OMB")  control number.  Please direct comments  concerning the accuracy of the information  collection  burden  estimate and any  suggestions  for reducing the burden to Secretary,  Securities and Exchange Commission,  450 Fifth Street, NW, Washington,  DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. S 3507.

Item 1.  Reports to Stockholders.

TANAKA GROWTH FUND

SEMI-ANNUAL REPORT

May 31, 2021

(Unaudited)

Fund Advisor:

Tanaka Capital Management, Inc.

369 Lexington Avenue, 20th Floor

New York, NY 10017

Toll Free (877) 4TANAKA

TANAKA GROWTH FUND

SHAREHOLDER LETTER

May 31, 2021 (UNAUDITED)

 Dear Fellow Shareholder,

                                                                                        July 2021

For the calendar 1st Half of 2021 ending 6/30/21, the TANAKA Growth Fund again earned a #1 Ranking by Lipper in its Multicap Core mutual fund category, following its #1 Ranking for the full calendar year 2020.  In the 1st Half, the Fund was up 42.2% versus gains of 14.0% and 15.3% for the Wilshire 2500 Growth and S&P 500 indexes. In 2020 the Fund was up 50.9% vs. a 16.6% gain for the Lipper Multicap Core category.

We are pleased that the Fund has maintained its #1 performance through the first half of 2021 which we attribute to several of our long-term Platform Growth companies as well as some of our more recent Pro-Cyclical stock picks.  In addition, Fund inflows from new and existing investors enabled us to add new ideas to our portfolio and improve diversification just as Cyclicals and Value stocks began to lead the market higher. We continue to be encouraged by the breadth of the contributors to our outperformance, with one stock up over 160% in the 1st Half (Synthetic Biology), two up over 70% (Specialty Materials and Pharmaceuticals), two up 50-60% (Semiconductors), two up 45-50% (Private Equity and Uranium), and six up 20-30% (Financial Services, Specialty Insurance, Social Media, Semiconductor, Media, Consumer Staples) vs. a 15.3% first half total return on the S&P 500.

With mid-teens market returns already achieved so far this year, we anticipate more modest gains for stocks as well as more volatility in the market over the next 6-12 months as economic growth returns to more normal levels and policy support begins to wane. We believe that more modest market returns over the next couple of years will magnify the importance of active management (stock picking) and finding undervalued companies ahead of the pack.  Fortunately, we believe we have developed new tools to possibly accelerate and enhance our returns from active management.

New Tools for Taking Active Management to the Next Level

In the last 12 months we have experimented with new internet and social media-based communication channels to showcase our research skills and assist other investors to obtain useful information on companies which we felt were significantly underappreciated, undiscovered and undervalued. We recently showcased one of our larger holdings, and the response from investors was very gratifying. We have identified other holdings where we believe we can employ these same tools to showcase these underappreciated companies and possibly bring them to the attention of investors who might not otherwise have access to such research.

A key tenet of our investment philosophy has been to be early in discovering underappreciated “Platform Growth Companies” with proprietary platforms that can generate iterations of innovative new products and services, disrupt markets and deliver durable and recurring growth.  Being early in discovering companies can produce high returns when compounded off a low-cost basis.  Easier said than done.  It requires intuition and insight to look for what others don’t yet appreciate and asking managements the right questions to validate that intuition.

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TANAKA GROWTH FUND

SHAREHOLDER LETTER (CONTINUED)

May 31, 2021 (UNAUDITED)

One of the greatest frustrations investing early in underappreciated companies is that it can be lonely waiting for other investors to discover them.  A year ago we felt one of our most promising companies was seriously underappreciated and decided to try something we had never done before, publish a research report online about the Company and see if we could help other investors understand and appreciate the attractiveness of this company.  On May 29, 2020 we published on Seeking Alpha, a public investor web portal, a report titled “Why Amyris Could Be the Next Tesla.”  The article was well received by retail and institutional investors, helping to shine a spotlight on the company.

In the past, we had used traditional tools to help other investors discover some of our favorite stocks by recommending them in Business Week, Fortune, Forbes, the Wall Street Journal and Investors Business Daily, as well as on TV on CNBC, Bloomberg TV and Reuters TV.  To publish an extensive research report making a compelling case for a new company was new for us and was usually the role of the Wall Street Sell Side research analysts.  Unfortunately, over the last 20-25 years there has been a steady decline in the quantity and quality of Sell Side research due to shrinking trading commissions.  Less Wall Street research was good for us as it meant more undervalued, underappreciated companies to discover, however, it also meant longer lead times waiting for other investors to discover our hidden gems.

Along comes the Internet, public investor research forums, chatrooms, podcasts and You-Tube.  Investors can now search online and discover research on a company or industry at their convenience.  At Tanaka Capital we refer to this as a trend towards a “Democratization of Wall Street.”   Quality investment research used to be only available to the large Buy Side money managers who would “buy” research by paying commissions to the Sell Side Wall Street brokerage firms.  Now as more experienced analysts and knowledgeable investors can publish online, better quality research can be made available to small investors who together can be quite impactful to a stock’s valuation.  This provides more power to the small investor – and gives us the opportunity to showcase our underappreciated companies.

Harnessing the power of video, last year we interviewed the Head of R&D and the CEO of Amyris on a Zoom video call.  The interview is searchable on You-Tube at “Amyris Tanaka” and has over 13,000 views.  The video went public in November when the stock was less than $3.00/share and is now at $15.  The latest Seeking Alpha we did on Amyris was on March 31, 2021 and has had 16,900 views.

We believe this process of using internet-based communication tools is repeatable and can be utilized to speed up discovery by other investors and improve returns on additional underappreciated and undiscovered stocks in our portfolio.  We are hoping these tools can help us become more productive in taking active investment management to the next level. We have spoken with managements of two other companies in our portfolio and both have indicated they would like us to do interviews and Seeking Alpha articles in the next few months.

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TANAKA GROWTH FUND

SHAREHOLDER LETTER (CONTINUED)

May 31, 2021 (UNAUDITED)

Balanced Portfolio Approach in a Modestly Higher Stock Market

Our balanced approach helped us in the 1st Half as rising bond yields, faster economic growth and rising inflation spurred a market rotation from Growth to our Pro-Cyclical and Value stocks in the 1st Quarter and then back to our Tech and Growth stocks in the 2nd Quarter as inflation expectations began to fade and bond yields fell.

Over the next 6-12 months, despite shifting expectations about when and how fast the Fed will taper its massive monetary stimulus, questions about the size and timing of additional fiscal stimulus and risks of COVID variants, we believe stocks have room to move modestly higher as unemployment remains elevated and the economy still has considerable room to recover particularly overseas.  As in the 1st Half, we believe owners of stocks will be rewarded with returns exceeding the still meager returns on cash and bonds.  We will maintain a balanced approach to our portfolio with a strong commitment to Technology, Biotechnology, and other fast-growing companies as well as a complement of some high-quality Pro-Cyclical and defensive stocks such as Financials, Consumer Staples and Capital Goods companies. We continue to actively seek out and analyze new companies across industries and market capitalizations with a particular focus on those aligned with long-term megatrends like 5G connectivity, e-commerce, cloud computing, artificial intelligence, aging demographics, synthetic biology, and environmental/social sustainability.

Risks from Virus Variants and Tightening Monetary Policy

Despite progress in vaccine distribution, COVID-19 continues to be a risk to the global economic recovery with variants posing challenges to re-openings and vaccination rates in certain regions still lagging the developed world. The robust economic recovery in the US has triggered higher price inflation in recent months, which has raised concerns that the Federal Reserve may need to tighten monetary policy sooner than expected. While this could be a risk for stocks, we agree with the Fed’s view that current inflation dynamics are transitory and will moderate in the coming months.   We believe this would prompt the Fed to maintain accommodative policies over the next few quarters.

Review of Fiscal 2nd Quarter 2021

In fiscal 2nd Quarter ending 5/31/21, the Fund was up 4.7% vs. returns of 7.9% and 10.7% for the Wilshire 2500 Growth and S&P 500 indexes. In the fiscal 1st Half, the Fund was up 65.2% vs. gains of 14.1% and 17.0% for the Wilshire 2500 Growth and S&P 500 indexes.

Our Technology holdings were the largest contributors to Fund gains in the quarter with Big Tech companies regaining momentum following a prior market rotation into Value stocks in the 1st Quarter. Our Semiconductor holdings performed well as chip demand continues to outpace supply amid the economic recovery and strong secular growth in 5G, cloud, and high-performance computing. Our Private Equity holding led Financials higher in the 2nd Quarter as asset prices recovered and deal activity remained robust while two of our stock-picks in Uranium and Pharmaceuticals also outperformed the market for the second consecutive quarter.

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TANAKA GROWTH FUND

SHAREHOLDER LETTER (CONTINUED)

May 31, 2021 (UNAUDITED)

Our gains in the fiscal 2nd Quarter were partially offset by profit taking in our top holding, Amyris, which had risen 200% in the 1st Quarter. We continue to be optimistic about its near-term and long-term outlook for revenue growth and improving profitability as well as its upcoming clean beauty brand launches and other new product developments. Other laggards included several of our Biotech companies and our Specialty Materials holding, which saw its stock fall after its upcoming patent infringement lawsuit against Samsung was delayed by a year.

If you are interested in adding to your Fund investment or enrolling in a monthly automatic investment plan you can call 1-877-4-TANAKA. TANAKA Growth Fund to:

The TANAKA Growth Fund

c/o Mutual Shareholder Services

8000 Town Centre, Suite 400

Broadview Heights, OH 44147

Please call or email us if you have any questions. Thank you for your ongoing support!

Graham Tanaka, CFA

Benjamin Bratt

The Fund's prospectus contains important information about the Fund's investment objectives, potential risks, management fees, charges and expenses, and other information. Please read and consider it carefully before investing or sending money. You may obtain a current copy of the Fund's prospectus by calling 1-877-4-TANAKA.

The Fund's past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-4-TANAKA.

.

 369 Lexington Ave., 20th Floor,  N.Y.,  N.Y. 10017   Fax : (212) 687-2852   (212) 490-3380  E-mail: tanaka@tanaka.com

Semi-Annual Report | 4

TANAKA GROWTH FUND

PERFORMANCE ILLUSTRATION

May 31, 2021 (UNAUDITED)

TANAKA Growth Fund (TGFRX)

Performance through May 31, 2021

Comparison of the Growth of a $10,000 Investment in the

TANAKA Growth Fund, Class R and the Wilshire 2500 Growth Index

TANAKA Growth Fund (TGFRX)

Through May 31, 2021

TANAKA Growth Fund, Class R
Wilshire 2500 Growth
$66,000
$56,000
$46,000
$36,000
$26,000
$16,000
$6,000
Value
Inception Date
12/30/98
Date

	YTD Total Return 12-31-20 to 05-31-21	One Year Total Return 05-31-20 to 05-31-21	Five Year Average Annual Return 05-31-16 to 05-31-21	Ten Year Average Annual Return 05-31-11 to 05-31-21	Total Average Annual Return Since Inception 12-30-98 to 05-31-21
R-Share	34.98%	109.60%	14.84%	12.05%	6.50%
Wilshire 2500 Growth	8.48%	42.81%	20.93%	16.02%	7.88%

	YTD Total Return	One Year Total Return	Five Year Average Annual Return	Ten Year Average Annual Return	Total Average Annual Return Since Inception
	12-31-20 to 05-31-2021	05-31-20 to 05-31-21	05-31-16 to 05-31-21	05-31-11 to 05-31-21	12-30-98 to 05-31-21
R-Share	34.98%	109.60%	14.84%	12.05%	6.50%
Wilshire 2500 Growth	8.48%	42.81%	20.93%	16.02%	7.88%

The chart above assumes an initial investment of $10,000 made on December 30, 1998 (commencement of Fund operations) and held through May 31, 2021.  THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month may be obtained by calling 1-877-4TANAKA.

The Fund is a non-diversified fund.  The Fund may be subject to additional risk since it can invest in smaller capitalization companies including technology stocks, and it may invest up to 45% of its net assets in foreign securities, including multinational and emerging market securities.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  Please read the prospectus carefully before investing as it contains this and other information about the Fund.  You may obtain a current copy of the Fund's Prospectus by calling 1-877-4TANAKA.  Investment return and principal value fluctuate in response to the activities of individual companies and general market and economic conditions.

The Wilshire 2500 Growth Index is a benchmark of the large and small-sized growth companies in the US equity market. It is a float-adjusted, market capitalization-weighted derivative index of the Wilshire 2500 Index.

Semi-Annual Report | 5

TANAKA GROWTH FUND

PORTFOLIO ILLUSTRATION

May 31, 2021 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Communications
3.68%
Cash Equivalent
0.45%
Consumer Discretionary
6.16%
Consumer Staples
3.85%
Technology
30.45%
Financials
14.82%
Health Care
7.81%
Industrials
3.43%
Materials
29.35%

Sectors are based on Bloomberg® classifications.

Semi-Annual Report | 6

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS

May 31, 2021 (UNAUDITED)

Shares		Value

COMMON STOCKS - 99.72%

Accident & Health Insurance - 4.61%
16,700	Aflac, Inc.	$ 946,556

Beverages - 1.30%
1,800	PepsiCo, Inc.	266,292

Cigarettes - 2.56%
5,450	Philip Morris International, Inc.	525,544

Electronic Computers - 12.70%
20,943	Apple, Inc.	2,609,707

Guided Missiles & Space Vehicles & Parts - 2.40%
1,290	Lockheed Martin Corp.	493,038

Industrial Organic Chemicals - 25.52%
368,597	Amyris, Inc. *	5,245,135

Investment Advice - 4.65%
21,925	The Carlyle Group, Inc.	956,807

Measuring & Controlling Device - 5.79%
16,583	Onto Innovation, Inc. *	1,190,162

Miscellaneous Metal Ores - 3.88%
171,889	NexGen Energy Ltd. (Canada) # *	797,862

Motor Vehicle Parts & Accessories - 1.03%
920	Honeywell International, Inc.	212,437

Motor Vehicles & Passenger Car - 3.22%
1,060	Tesla Motors, Inc. *	662,733

Pharmaceutical Preparations - 7.82%
59,595	BeyondSpring, Inc. *	618,000
69,598	Catalyst Pharmaceuticals, Inc. *	384,877
16,655	Corcept Therapeutics, Inc. *	359,748
6,590	Ionis Pharmaceuticals, Inc. *	245,478
		1,608,103
Radio & TV Broadcasting & Communications Equipment - 3.09%
4,723	Qualcomm, Inc.	635,432

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | 7

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

May 31, 2021 (UNAUDITED)

Shares		Value

Retail-Catalog & Mail-Order Houses - 2.95%
188	Amazon.com, Inc. *	$ 605,937

Security Brokers, Dealers & Flotation Companies - 4.10%
12,160	Stifel Financial Corp.	842,445

Semiconductors & Related Devices - 5.29%
3,870	Applied Materials, Inc.	534,563
405	NVIDIA Corp.	263,161
10,555	Tower Semiconductor Ltd. (Israel) # *	289,946
		1,087,670
Services-Business Services - 2.58%
790	Accenture PLC Class A (Ireland) #	222,907
850	MasterCard, Inc. Class A	306,493
		529,400
Services-Computer Programming, Data Processing, Etc. - 2.06%
1,290	Facebook, Inc. Class A *	424,062

Specialty Chemicals - 2.55%
1,400,668	Nanoco Group Plc. (United Kingdom) # *	524,970

Television Broadcasting Stations - 1.62%
7,855	ViacomCBS, Inc. Class B	333,209

TOTAL FOR COMMON STOCKS (Cost $10,903,660) - 99.72%		20,497,501

SHORT-TERM INVESTMENTS - 0.46%
93,563	Huntington Conservative Deposit Account 0.02% **	93,563
TOTAL FOR SHORT-TERM INVESTMENTS (Cost $93,563) - 0.46%		93,563

TOTAL INVESTMENTS (Cost $10,997,223) - 100.18%		20,591,064

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.18)%		(36,357)

NET ASSETS - 100.00%		$ 20,554,707

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at May 31, 2021.

# Total market value for foreign common stock is $1,835,685, representing 8.93% of net assets.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | 8

TANAKA GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2021 (UNAUDITED)

Assets:
Investments, at Value (Cost $10,997,223)	$ 20,591,064
Receivables:
Dividends and Interest	12,763
Shareholder Subscriptions	4,985
Prepaid Expenses	10,390
Total Assets	20,619,202
Liabilities:
Due to Advisor	26,273
Directors' Fees	1,945
Shareholder Redemptions	2,165
Other Accrued Expenses	34,112
Total Liabilities	64,495
Net Assets	$ 20,554,707

Net Assets Consist of:
Capital Stock	$ 5,034
Paid-In Capital	9,310,072
Distributable Earnings	11,239,601
Net Assets, for 503,435 Shares Outstanding	$ 20,554,707

Net Asset Value and Offering Price Per Share	$ 40.83

Minimum Redemption Price Per Share ($40.83*0.98) (Note 7) (a)	$ 40.01

(a) A minimum redemption fee of 2% is imposed in the event of certain redemption transactions occurring within 5 days of purchase.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | 9

TANAKA GROWTH FUND

STATEMENT OF OPERATIONS

For the six months ended May 31, 2021 (UNAUDITED)

Investment Income:
Dividends	$ 58,132
Money Fund Dividends	91
Total Investment Income	58,223

Expenses:
Advisory	95,581
Transfer Agent	17,812
Distribution (12b-1) Fees	23,895
Directors' Fees	4,445
Legal	6,500
Audit	8,274
Printing and Mailing	6,605
Administrative	9,558
Registration	8,631
Custody	5,224
Miscellaneous	3,820
Insurance	2,956
Total Expenses	193,301
Fees Recouped by the Advisor (Note 5)	40,836
Net Expenses	234,137

Net Investment Loss	(175,914)

Realized and Unrealized Gain (Loss) on Investments Foreign Currency and Right Transactions:
Net Realized Gain on Investments and Foreign Currency Transactions	2,379,584
Net Realized Gain on Right Transactions	263,516
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	4,738,356
Net Change in Unrealized Depreciation on Right Transactions	(15,482)
Realized and Unrealized Gain on Investments Foreign Currency and Right Transactions:	7,365,974

Net Increase in Net Assets Resulting from Operations	$ 7,190,060

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | 10

TANAKA GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Months
	Ended	Year Ended
	5/31/2021	11/30/2020
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (175,914)	$ (139,604)
Net Realized Gain on Investments, Foreign Currency and Right Transactions	2,643,100	102,489
Net Change in Unrealized Appreciation on Investments, Foreign Currency and Right Transactions	4,722,874	2,208,580
Net Increase in Net Assets Resulting from Operations	7,190,060	2,171,465

Capital Share Transactions (Note 7)	2,282,207	(1,055,020)

Total Increase	9,472,267	1,116,445

Net Assets:
Beginning of Period/Year	11,082,440	9,965,995

End of Period/Year	$ 20,554,707	$ 11,082,440

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | 11

TANAKA GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period/year.

	(Unaudited)
	Six Months
	Ended	Years Ended
	5/31/2021	11/30/2020	11/30/2019	11/30/2018	11/30/2017	11/30/2016

Net Asset Value, at Beginning of Period/Year	$ 24.71	$ 19.94	$ 19.52	$ 22.58	$ 20.46	$ 22.92

Income From Investment Operations:
Net Investment Loss *	(0.35)	(0.29)	(0.27)	(0.33)	(0.35)	(0.23)
Net Gain (Loss) on Securities (Realized and Unrealized)	16.47	5.06	0.69	(2.73)	2.47	(2.23)
Total from Investment Operations	16.12	4.77	0.42	(3.06)	2.12	(2.46)

Redemption Fees ***	-	-	- †	-	-	-

Net Asset Value, at End of Period/Year	$ 40.83	$ 24.71	$ 19.94	$ 19.52	$ 22.58	$ 20.46

Total Return **	65.24%(b)	23.92%	2.15%	(13.55)%	10.36%	(10.73)%

Ratios/Supplemental Data:
Net Assets at End of Period/ Year (Thousands)	$ 20,555	$11,082	$ 9,966	$ 10,787	$ 14,402	$ 14,775
Before Waivers or Recoupments
Ratio of Expenses to Average Net Assets	2.02%(a)	2.70%	2.66%	2.29%	2.29%	2.29%
Ratio of Net Investment Loss to Average Net Assets	(1.41)% (a)	(1.69)%	(1.65)%	(1.53)%	(1.57)%	(1.13)%
After Waivers or Recoupments
Ratio of Expenses to Average Net Assets	2.44%(a)	2.45%	2.45%	2.29%	2.29%	2.31%
Ratio of Net Investment Loss to Average Net Assets	(1.84)% (a)	(1.44)%	(1.44)%	(1.53)%	(1.57)%	(1.15)%
Portfolio Turnover	34.12%(b)	15.08%	4.94%	18.94%	19.21%	76.98%

* Per share net investment loss has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends, if any.

*** The Fund will impose a 2.00% redemption fee on shares redeemed within 5 days of purchase.

†  Amount less than $0.005 per share.

(a) Annualized.

(b) Not Annualized.

The accompanying notes are an integral part of these financial statements.

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TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2021 (UNAUDITED)

NOTE 1. ORGANIZATION

The TANAKA Growth Fund (the "Fund") was organized as a series of TANAKA Funds, Inc., a Maryland corporation (the "Company") on November 5, 1997; the Fund commenced operations on December 30, 1998.  The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company.  The Fund's investment objective is to provide growth of capital. The Investment Advisor of the Fund is Tanaka Capital Management, Inc. (the "Advisor").

NON-DIVERSIFICATION RISK: As a non-diversified fund, the Fund may invest larger positions in small number of companies of its total assets. The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.  The Fund's performance may be affected disproportionately by the performance of relatively few stocks.  In addition, the volatility of the Fund may be greater than the overall volatility of the market.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuations - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund has qualified, except as described below, and intends to qualify as a regulated investment company (“RIC”) and to comply with the applicable provisions of the Internal Revenue Code of 1986 as amended (the “Code”), and to distribute substantially all of its taxable income to their shareholders. Therefore, no federal income or excise tax provision is required. During the fiscal year ended November 30, 2020, the Fund did not qualify as a RIC under Subchapter M of the Code because it did not meet certain asset diversification requirements. Accordingly, the Fund will file as a “C” corporation for the fiscal year ended November 30, 2020. As a “C” corporation, the Fund is subject to federal income taxes on any taxable income for that period. However, the Fund had a net loss for the fiscal year ended November 30, 2020 and consequently did not incur any tax liability. The Code contains procedures to allow a Fund that does not meet the requirements to be taxed as a RIC to re-establish its status as a RIC if it meets certain criteria. The Fund regained compliance with Sub-Chapter M pass-through tax status for the fiscal year ending November 30, 2021 on February 28, 2021.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing

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TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2021 (UNAUDITED)

authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period.  Management has reviewed the tax positions taken on its 2017-2019 returns and expected to be taken in the Fund’s 2020 returns and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Fund identifies its major tax jurisdiction as U.S. Federal and the state of Maryland.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income less foreign taxes withheld is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis.  The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.  Distributions to shareholders which are determined in accordance with income tax regulations and are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Foreign Currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in

Semi-Annual Report | 14

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2021 (UNAUDITED)

the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates - The   preparation of financial   statements in conformity   with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents – The Fund considers all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents.  The Fund may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits.  The Fund has not experienced losses on these accounts, and management believes that the Fund is not exposed to significant risks on such accounts.

Subsequent Events - Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

NOTE 3. SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors (the “Board”) has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board.

Fair Value Pricing – The Board has delegated to the Advisor responsibility for determining the value of the Fund’s portfolio securities under certain circumstances.  Under such circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances.  The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing.  The Fund has adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The Fund invests the majority of its assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculates its NAV as of the time those exchanges close.  However, the Fund may invest in securities on foreign exchanges or in illiquid or restricted securities.  Accordingly, there may be circumstances under which the Fund would hold a security that would need to be fair value priced.  Examples

Semi-Annual Report | 15

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2021 (UNAUDITED)

of when it would be likely that the Fund security would require fair value pricing include but are not limited to: if the exchange on which a portfolio security trades were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities’ exchange had closed but before the Fund’s NAV had been calculated; and if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations.

When a security is fair value priced, it means that the Advisor is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available.  Accordingly, there is always the possibility that the Advisor’s calculations concerning security value could be wrong, and as a result, the Fund’s NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions that a market participant would use in valuing the asset or liability at the measurement date, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Semi-Annual Report | 16

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2021 (UNAUDITED)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (Domestic and Foreign common stock) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2.

Short term investments - Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in Level 1 of the fair value hierarchy. Money market funds are valued at their net asset value of $1 per share and are categorized as Level 1.

Derivative Instruments (warrants and rights) - The Fund can invest in warrants and rights of companies of any market capitalization. A warrant and right gives the Fund the right to buy stock, typically from the issuer. The warrant and right specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant and right expires. Certain warrants and rights permit, without legal obligation, net settlement for stock or cash. The Fund has no obligation to exercise the warrants and rights and buy the stock. Derivative transactions which are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Derivative transactions traded on inactive markets or valued by reference to similar instruments are categorized in Level 2 of the fair value hierarchy. Warrants and rights are valued using the Black-Scholes Model and are categorized in Level 3 of the fair value hierarchy.

Semi-Annual Report | 17

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2021 (UNAUDITED)

The following table summarizes the inputs used to value the Fund's assets measured at fair value as of May 31, 2021:

Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 20,497,501	$ -	$ -	$ 20,497,501
Short-Term Investments	93,563	-	-	93,563
	$ 20,591,064	$ -	$ -	$ 20,591,064

*Industry classifications for these categories are detailed in the Schedule of Investments.

The Fund's policy is to recognize transfers in and transfers out as of the end of the reporting period.

The following table sets forth a summary of the changes in the fair value of the Fund’s Level 3 investments for the six months ended May 31, 2021:

	Balance as of November 30, 2020	Purchases/ (Sales)	Realized Gain/ (Loss)	Net Unrealized Appreciation/ (Depreciation)	Balance as of May 31, 2021
Right	$ 15,482	$ (263,516)	$ 263,516	$ (15,482)	$ -
	$ 15,482	$ (263,516)	$ 263,516	$ (15,482)	$ -

NOTE 4. DERIVATIVE TRANSACTIONS

As of May 31, 2021, the location of the Statements of Assets and Liabilities for financial derivative instrument fair values is as follows:

Asset Categories	Location	Total
Right	Investment in securities at value	$ -

Unrealized gains and losses on derivative contracts entered into by the Fund during the six months ended May 31, 2021, are recorded in the following location on the Statement of Operations:

Asset Categories	Location	Total
Right	Net change in unrealized depreciation on rights	$ (15,482)

Right	Net realized gain on rights	$ 263,516

Semi-Annual Report | 18

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2021 (UNAUDITED)

The Fund considers the average quarter-end notional amounts during the period, categorized by primary underlying risk, to be representative of its derivative activities during the six months ended May 31, 2021.

Average notional value of:

Right

             $      -

The Fund has adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities, which require that the Fund disclose: a) how and why an entity uses derivative instruments and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains the Advisor to manage the Fund's investments and act as Administrator to the Fund.  The Advisor was organized as a Delaware corporation in 1986.  Graham Y. Tanaka, portfolio manager and President of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio. Certain officers of the Advisor serve as director and officers of the Fund.

Under the terms of an Investment Advisory Agreement, (the "Advisory Agreement"), the Advisor manages the Fund's investments subject to approval by the Board.  As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the six months ended May 31, 2021, the Advisor earned a fee of $95,581 from the Fund. The Advisor has contractually agreed to waive all or a portion of its management fees and/or reimburse the Fund for the expenses it incurs, but only to the extent necessary to maintain total annual operating expenses at 2.45% of the average daily net assets, through November 30, 2021. For the six months ended May 31, 2021, the Advisor recouped advisory fees of $40,836. At May 31, 2021, the Fund owed the Advisor $24,533 for management fees and recoupment fees.

The Fund has agreed that any operating expenses of the Fund reimbursed or waived by the Advisor shall be repaid to the Advisor by the Fund in the first, second and third fiscal years following the year ending November 30, if the total expenses for the Fund for each such year or years, after giving effect to the repayment, do not exceed 2.45% of the average daily net assets (or any lower expense limitation or limitations to which the Advisor may agree). At November 30, 2020, amounts subject to future recoupment are as follows:

Recoverable Through	Amount Recoverable
November 30, 2023	$4,870

Semi-Annual Report | 19

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2021 (UNAUDITED)

Under the terms of the Administrative Agreement, the Advisor will provide administrative services which are necessary for the day-to-day operations of the Fund.  As compensation for the administrative services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Fund.  For the six months ended May 31, 2021, the Advisor earned a fee of $9,558 from the Fund under the Administrative Agreement. At May 31, 2021, the Fund owed the Advisor $1,740 for administrative fees.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each class of shares authorized (each such plan, a "Distribution Plan") as amended and approved on December 14, 2020. The Fund is obligated to pay a fee computed and accrued daily at an annual rate of 0.25% of the average daily net assets. The 12b-1 fees are paid to brokers, dealers and other financial institutions, including the investment adviser to the “Fund”, (collectively, the “Service Organizations”) for services in connection with sales of shares of the Fund. Total fees incurred under the Distribution Plan for the six months ended May 31, 2021, were $23,895. For the six months ended May 31, 2021, the Advisor received 12b-1 fees of $14,271.

NOTE 6. INVESTMENTS

For the six months ended May 31, 2021, purchases and sales of investment securities, excluding short-term investments were as follows:

Amount
Purchases	$ 7,929,735
Sales	$ 5,896,102

NOTE 7. CAPITAL SHARES

The Company is authorized to issue up to 250,000,000 shares of common stock, par value $0.01 per share, of which it currently has allocated 150,000,000 shares to the Fund.  Capital stock par value and paid in capital at May 31, 2021, was $9,315,106. Capital share transactions for the six months ended May 31, 2021, and year ended November 30, 2020, respectively, were as follows:

	Six Months Ended 5/31/21		Year Ended 11/30/20
	Shares	$ Amount	Shares	$ Amount
Shares sold	223,799	$ 9,061,200	4,265	$ 84,967
Shares redeemed	(168,779)	(6,778,993)	(55,671)	(1,139,987)
Net decrease	55,020	$ 2,282,207	(51,406)	$ (1,055,020)

For the six months ended May 31, 2021, the shares redeemed amounts include account servicing fees of $2,308 which were used to offset Transfer Agent fees on the Statement of Operations.

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed within 5 days after their purchase.

Semi-Annual Report | 20

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2021 (UNAUDITED)

For the six months ended May 31, 2021, $727 of redemption fees were collected by the Fund from shareholder transactions and the year ended November 30, 2020, no redemption fees were collected from shareholder transactions.

NOTE 8.   TAX MATTERS

As of May 31, 2021, unrealized appreciation (depreciation) and cost of investment securities on a tax basis, were as follows:

Gross unrealized appreciation on investment securities	$ 10,215,193
Gross unrealized depreciation on investment securities	(621,352)
Net unrealized appreciation on investment securities	$ 9,593,841

Tax Cost of investment securities *	$ 10,997,223

* Includes short-term investment.

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of November 30, 2020, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	$4,870,967
Post-December Ordinary Losses	(131,069)
Post-October Losses	(343)
Capital Loss Carryforwards	(690,013)
Total Distributable Earnings, Net	$4,049,542

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year.  As of November 30, 2020, the Fund elected to defer net capital losses and net ordinary losses as indicated in the charts below.

Post-October Losses		Post-December Losses
Deferred	Utilized	Deferred	Utilized
$ 343	$ -	$ 131,069	$ 131,642

Semi-Annual Report | 21

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2021 (UNAUDITED)

As of November 30, 2020, the Fund has capital loss carryforwards available for federal income tax purposes as follows:

Long-term non-expiring	$ 507,183
Short-term non-expiring	182,830
Total	$ 690,013

To the extent these loss carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

As of November 30, 2020, the Fund elected to utilize $102,832 of Short-term capital loss carryforward.

The Fund has recorded a reclassification in the capital accounts. As of November 30, 2020, the Fund recorded permanent book/tax differences of $140,176 from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

No distributions were paid by the Fund for the six months ended May 31, 2021 and year ended November 30, 2020.

NOTE 9.  INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain general indemnification to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

NOTE 10.  SECTOR RISK

If the Fund's portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.  For example, to the extent the Fund is overweighted in the technology sector it will be affected by developments affecting the applicable sector.  The sector is subject to changing government regulations that may limit profits and restrict services offered.  Companies in this sector also may be significantly affected by intense competition.  In addition, technology products may be subject to rapid obsolescence.

NOTE 11.  MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair

Semi-Annual Report | 22

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2021 (UNAUDITED)

market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Semi-Annual Report | 23

TANAKA GROWTH FUND

EXPENSE ILLUSTRATION

May 31, 2021 (UNAUDITED)

Expense Example

As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of management fees; distribution and service (12b-1) fees; transaction fees such as redemption fees and ongoing costs; and other Fund expenses. Please note that the expenses shown in the table are meant to highlight your ongoing costs (in dollars) only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, December 1, 2020 through May 31, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of transaction fees such as redemption fees and ongoing costs; and other Fund expenses that are not included in this calculation.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of transaction fees such as redemption fees and ongoing costs; and other Fund expenses that are not included in this calculation.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	December 1, 2020	May 31, 2021	December 1, 2020 to May 31, 2021

Actual	$1,000.00	$1,652.37	$16.14
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,012.76	$12.24

* Expenses are equal to the Fund's annualized expense ratio of 2.44%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Semi-Annual Report | 24

TANAKA GROWTH FUND

DIRECTORS & OFFICERS

May 31, 2021 (UNAUDITED)

The following table provides information regarding each Director who is not an interested person of the Company, as defined in the 1940 Act.

Name (Age)	Position(s) Held with Company (Length of Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
David M. Fox (72)	Director (since 1997)	President and CEO of David Fox & Associates, a television programming sales firm, since 2001.	None
Scott D. Stooker (67) #	Director (since 2021)	Retired; President of First Team Communications from 1993 to 2004, a marketing communications firm.	None

The following table provides information regarding each Director who is an interested person of the Company, as defined in the 1940 Act, and each officer of the Company.

Name (Age)	Position(s) Held with Company (Length of Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
Graham Y. Tanaka (72)*	Chairman, CEO and President (since 1997)	President of Tanaka Capital Management, Inc. since 1986.	Council for Economic Education since 2018.
Benjamin M. Bratt (28)	Treasurer, Secretary, CFO and CCO (since 2015)	Analyst at Tanaka Capital Management, Inc., Mutual Fund Services at Brown Brothers Harriman & Co.	None

* “Interested person”, as defined in the 1940 Act, of the Fund because of the affiliation with Tanaka Capital Management, Inc.

# Tom Schwarz, who served as Independent Director from 1997 to 2021, unexpectedly passed away on May 11th, 2021. Scott Stooker was formally appointed as Independent Director on June 8th, 2021.

Each Director serves until the next annual meeting of shareholders or until his successor is duly elected. The Fund is not in a family of funds or a fund complex, and the only fund overseen by the Board is the Fund.

For the six months ended May 31, 2021, each Director was paid a fee of $1,482.

The address of each Director and Officer is c/o Tanaka Capital Management, Inc., 369 Lexington Avenue, 20th Floor, New York, New York 10017.

Semi-Annual Report | 25

TANAKA GROWTH FUND

ADDITIONAL INFORMATION

May 31, 2021 (UNAUDITED)

The Fund’s Statement of Additional Information (SAI) includes additional information about the Directors and Officers and is available, without charge, upon request. You may call toll-free 1-877-4TANAKA to request a copy of the SAI or to make shareholder inquiries.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended November 30, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Semi-Annual Report | 26

PROXY VOTING AND QUARTERLY PORTFOLIO SCHEDULE

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request (1) by calling the Fund at 1-877-4TANAKA and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  The Fund’s first and third fiscal quarters end on February 28 and August 31.  The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-4TANAKA.

DIRECTORS

Graham Y. Tanaka

David M. Fox

Scott D. Stooker

OFFICERS

Graham Y. Tanaka

Benjamin M. Bratt

INVESTMENT ADVISOR

Tanaka Capital Management, Inc.

369 Lexington Avenue, 20th Floor

New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA 19001

LEGAL COUNSEL

David Jones, Esquire

20770 Hwy 281 N, Suite 108-619

San Antonio, TX 78258

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43125

TRANSFER AGENT

AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

The Fund’s Statement of Additional Information includes additional information about the Fund and is available upon request at no charge by calling the Fund.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  A copy of registrant’s code of ethics will be provided to any person who requests it, without charge.  To receive a copy of the registrant's code of ethics, write to the Fund at Tanaka Funds, Inc., 369 Lexington Avenue, 20th Floor, New York, NY  10017.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by this report, the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Mr. David Fox is an audit committee financial expert.  Mr. David Fox is independent for purposes of this Item 3.  He has acquired his attributes through education and experience.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TANAKA Funds, Inc.

By      /s/ Graham Tanaka

*

       Graham Tanaka, President

Date     July 28, 2021

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By     /s/ Graham Tanaka

*

       Graham Tanaka, President

Date  July 28, 2021

By    /s/ Benjamin Bratt

*

       Benjamin Bratt, Chief Financial Officer

Date  July 28, 2021

* Print the name and title of each signing officer under his or her signature.